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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  December 16, 1996

                               Walbro Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-6955                   38-1358966
---------------------------         ------------            -------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


6242 Garfield Street, Cass City, Michigan                              48726
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (517) 872-2131
                                                  -----------------
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ITEM 5.  OTHER EVENTS.

     On December 16, 1996, the Registrant issued the Press Release attached as
     Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits.

   99.1  News release of Registrant dated December 16, 1996.












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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Walbro Corporation


                                   By:  /s/ L. E. Althaver
                                        --------------------------------------
Dated: December 18, 1996                L.E. Althaver
                                        Chairman and Chief Executive Officer












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                                 EXHIBIT INDEX


                                                                      Sequential
                                                                         Page
Exhibit #       Item                                                    Number
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
  99.1          News release of Registrant dated December 16, 1996        5














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